Exhibit 99.2

World’s 50 Most Innovative Companies 100 Most Brilliant Companies America’s 25 Most Disruptive Companies Investor Presentation August 2021

Disclaimer

This confidential presentation (the "presentation") is being delivered to you by Aspiration Partners Inc. ("Aspiration") and InterPrivate II Financial Partners Inc. ("InterPrivate") for use by Aspiration and InterPrivate in connection with their proposed business combination and the offering of the securities of the post-business combination company in a private placement (the "Transaction"). This presentation is for information purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in Aspiration. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of Aspiration or InterPrivate is prohibited. By accepting this presentation, each recipient and its directors, partners, officers, employees, attorney(s), agents and representatives (collectively, the "recipient") agrees: (i) to maintain the confidentiality of all information that is contained in this presentation and not already in the public domain; and (ii) to return or destroy all copies of this presentation or portions thereof in its possession following the request for the return or destruction of such copies.

This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Transaction, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

No Representations and Warranties

This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Aspiration. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Aspiration or InterPrivate or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Transaction and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Aspiration and InterPrivate disclaim any duty to update the information contained in this presentation.

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Aspiration's and InterPrivate's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Aspiration's and InterPrivate's expectations with respect to and anticipated financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction and the timing of the completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of InterPrivate's registration statement on Form S-1. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form S-4 relating to the Transaction, which is expected to be filed by InterPrivate with the Securities and Exchange Commission (the "SEC") and other documents filed by InterPrivate from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside Aspiration's and InterPrivate's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against InterPrivate or Aspiration following the announcement of the Transaction; (2) the inability to complete the Transaction, including due to the inability to concurrently close the business combination and the private placement of common stock or due to failure to obtain approval of the stockholders of InterPrivate; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Transaction; (4) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (5) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and vendors and retain key employees; (6) costs related to the Transaction; (7) changes in the applicable laws or regulations; (8) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic and (10) other risks and uncertainties indicated from time to time described in InterPrivate's registration statement on Form S-1, including those under "Risk Factors" therein, and in InterPrivate's other filings with the SEC. Aspiration and InterPrivate caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither Aspiration nor InterPrivate undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry and Market Data

In this presentation, Aspiration and InterPrivate rely on and refer to certain information and statistics regarding the markets and industries in which Aspiration competes. Such information and statistics are based on Aspiration's management's estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While Aspiration believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither Aspiration nor InterPrivate has independently verified the accuracy or completeness of the information provided by the third-party sources.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Aspiration's and InterPrivate's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but Aspiration and InterPrivate will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Financial Information

This presentation contains certain estimated preliminary financial results and key operating metrics for the year ended December 31, 2020 and the quarter ended March 31, 2021, and the historical financial information respecting Aspiration contained in this presentation has been taken from or prepared based on historical financial statements of Aspiration, including unaudited financial statements for its fiscal year ended December 31, 2020 and fiscal quarter ended March 31, 2021. This information is preliminary and subject to adjustment in connection with the completion of the audit for the fiscal year ended December 31, 2020 and the quarterly closing process for the fiscal quarter ended March 31, 2021. As such, Aspiration's actual results and financial condition as reflected in the financial statements that will be included in the registration statement on Form S-4 for the proposed Transaction may be adjusted or presented differently from the historical financial information herein, and the variations could be material.

Non-GAAP Financial Measures

Certain of the financial measures included in this presentation, including adjusted EBITDAM, have not been prepared in accordance with general accepted accounting principles ("GAAP"), and constitute "non-GAAP financial measures" as defined by the SEC. Aspiration has included these non-GAAP financial measures (including on a forward-looking basis) because it believes they provide an additional tool for investors to use in evaluating the financial performance and prospects of Aspiration or any successor entity of the Transaction. These non-GAAP financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. In addition, these non-GAAP financial measures may differ from non-GAAP financial measures with comparable names used by other companies. See the Appendix for a description of these non-GAAP financial measures and a reconciliation of the historic measures to Aspiration's most comparable GAAP financial measures. Note however, that to the extent forward-looking non-GAAP financial measures are provided herein, they are not reconciled to comparable forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

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Disclaimer

Use of Projections

This presentation also contains certain financial forecasts, including projected annual revenue, gross profit, EBITDAM and marketing expense. Neither Aspiration's nor InterPrivate's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Aspiration's or InterPrivate's control. While all financial projections, estimates and targets are necessarily speculative, Aspiration and InterPrivate believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Participation in Solicitation

Aspiration and InterPrivate and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of InterPrivate's shareholders in connection with the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Transaction of InterPrivate's directors and officers in InterPrivate's filings with the SEC, including InterPrivate's registration statement on Form S-1, which was originally filed with the SEC on February 17, 2021. To the extent that holdings of InterPrivate's securities have changed from the amounts reported in InterPrivate's registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to InterPrivate's shareholders in connection with the proposed Transaction will be set forth in the proxy statement/prospectus on Form S-4 for the proposed Transaction, which is expected to be filed by InterPrivate with the SEC.

Private Placement

The securities to which this presentation relates have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction. This presentation relates to securities that Aspiration intends to offer in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this presentation is accurate or complete. Any representation to the contrary is a criminal offense.

Investors and security holders of Aspiration and InterPrivate are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed Transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Aspiration and InterPrivate through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by [InterPrivate] can be obtained free of charge by directing a written request to InterPrivate II Financial Partners Inc., at 1350 Avenue of the Americas, 2nd Floor, New York, NY 10019.

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Overview of InterPrivate III Financial Partners Inc.

Highly Experienced IPVF Management Team



Ahmed Fattouh
Chairman & CEO

- 20+ years of experience in private equity and M&A
- Founder of InterPrivate and Landmark Value Investments
- PE at Investcorp, M&A at Morgan Stanley
- InterPrivate I, InterPrivate II, InterPrivate IV



Sunil Kappagoda
Vice Chairman

- 33+ years focused on Banking, Financial Services & FinTech
- Chairman F1 Payments & InterPayments, Director at Linkly & Cennox
- President APAC at Verifone, Senior Partner at BCG
- Advisor - InterPrivate I



Nicholaos Krenteras
President

- 20+ years financial services experience, working with 25+ portfolio companies
- Partner and Managing Director at Pine Brook
- Portfolio Development at LabMorgan
- Advisor - InterPrivate I



Minesh Patel
Vice President

- 10+ years financial services experience
- Principal InterPrivate
- Principal Fiduciary Network LLC

Select Investments & Board Affiliations

better mortgage | linkly | ESSENT® | F1 PAYMENTS | GREEN BANK | jaris

Global Atlantic Financial Group | Payoneer | THIRD POINT RE | AEVA | CLEAR BLUE | Narragansett Bay Insurance Company

IPVF Directors



John McCoy

- Former Chairman and CEO of BancOne
- Former Director at AT&T, Onex Corp., Cardinal Health and Freddie Mac



Howard Newman

- Chairman of Pine Brook, a $3Bn+ financial services and energy PE firm
- Former Vice Chairman, Warburg Pincus



Rich McGinn

- Former CEO, Lucent; former Chairman, Verifone
- Chairman, Kaloom
- Director at Cushman & Wakefield, American Express



Gordy Holterman

- Fintech entrepreneur and investor
- Former Head of Financial Products at Wells Fargo

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Aspiration

The Aspiration investment opportunity 1. As of June 30, 2021 . Unique members represent the cumulative number of members that have signed terms and conditions to open a brokerage cash ma nag ement account with Aspiration Financial LLC or an investment management account with Aspiration Fund Advisor LLC (whether or not they are still registered for such products) in a given period. Platform for Sustainable Consumer Fintech and Business Services First - of - its - kind ESG powered financial services company automating and integrating impact into daily life Strong Financial Performance High growth, capital light model delivering financial performance without credit risk Visionary Reforestation Program Leverages scale to enable cost - efficient carbon offset solutions A Brand Synonymous with Sustainability Strong brand and community of ~5 million (1) passionate, purpose - driven members Mission Aligned Consumer F intech Products and Services Consumers go to Aspiration for consumer financial products that measure and mitigate personal carbon footprint Rapidly Growing Corporate Services for Addressing Climate Change Aspiration provides corporate carbon reduction solutions and sustainable products and services 5

Aspiration’s diversified, multi - line revenue model 6 Mission Aligned Consumer Fintech Products & Services Subscription / Interchange / Interest Income / Product Partnerships 31% Consumer ESG Services Carbon Offsetting Fees 13% Corporate ESG Services Carbon Offsetting Fees 56% ESG IMPACT SERVICES Note: Represents 2021E revenue mix.

Aspiration at a glance

- Large attractive markets with secular tailwinds
- Demonstrated growth potential
- Strong profitability profile
- Enduring competitive differentiation / advantage
- Compelling valuation metrics

Scale	Growth & Retention	Profitability	
~$100MM Annual Run-rate Revenue	**~7x** Year-Over-Year Revenue Growth[2]	**~80%** Gross Margin[4]	**5.7Bn lbs** of CO_2 already offset the equivalent of annual CO_2 impact of every car in West Virginia[7]
~5MM Passionate Members	**~$500MM** Annual Revenue Expected by 2023	**Cash Flow Positive** Before Marketing Expense[5]	
$250Bn+ Rapidly Growing TAM Driven by Heightened ESG Focus[1]	**94%** Customer Retention with Strong Product Cross-Adoption[3]	**12.2x** Q1'21 Blended LTV / CAC[6]	Planting more trees than there are in Central Park every day[8]

1. Federal Reserve 2019 Payments Study, Journal of Consumer Psychology Rounding Study, Taskforce on Voluntary Carbon Market, Ecosystems Marketplace, Third-party consulting data, Expert Interviews, Consumer Survey (N=470), Corporate Survey (N=240).
2. June 2020 vs. June 2021.
3. Year one retention: includes average of January 2019 – March 2020 cohorts.
4. As of June 2021.
5. Aspiration adjusted EBITDAM (pre-Marketing adjusted EBITDA) positive as of May 2021. For a reconciliation of non-GAAP measures used in this presentation, see the Appendix.
6. Note: LTV calculation assumes gross margins of 71%, 5.6% annual churn in the first year, 2.6% churn from the second year onwards with the lifetime capped at 25 years for each cohort. Assumes ARPA grows at a CAGR OF 10% for the first five years followed by a normalized 3% annual growth.
7. Combined impact of reduced deposits available to fossil fuel lending, carbon offsets purchased through Planet Protection, and trees planted through Plant Your Change.
8. Vendor agreements, planting reports.

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Transaction summary

- Implied Enterprise Value of $1.9Bn[1] and Equity Value of $2.3Bn[2]
- Transaction represents 7.7x 2022E Revenue and 3.8x 2023E Revenue[1]
- Transaction expected to be funded through a combination of IPVF's $258.75MM cash in trust and $200MM PIPE financing[3]
- Net Proceeds from the transaction of $412MM[4] to be placed on balance sheet
- Current shareholders of Aspiration to maintain approximately 77% pro forma ownership, based on 100% roll-over of their existing ownership
- Closing expected in the second half of 2021, subject to customary regulatory approvals

Illustrative Post-Transaction Ownership Breakdown



3%
11%
9%
77%
Aspiration Rollover Shares
PIPE Investors
Public Shares
SPAC Sponsor Shares

1. Inclusive of $74MM debt balance as of September 30, 2021. Pro forma cash assumes pay down of $3.3MM of debt and an expected $5.8MM cash balance as of September 30, 2021.
2. Not inclusive of earnout (20MM shares that vest if the company's stock reaches $12.50 share price over the first 18 months from the DeSPAC, 20MM shares that vest if the company's stock reaches $15 share price over the first 36 months from the DeSPAC, 20MM shares that vest if the company's stock reaches $17.50 share price over the first 36 months from the DeSPAC, 20MM shares that vest if the company's stock reaches $20 share price over the first 48 months from the DeSPAC, 20MM shares that vest if the company's stock reaches $25 share price over the first 60 months from the DeSPAC.). Each earnout target requires the stock price to reach the target price for 20 out of any 30 consecutive days over the period. Aspiration equity valuation may also be increased between signing and closing dollar for dollar with any new equity capital raises of Aspiration.
3. The Company may raise additional PIPE financing or substitute mandatorily convertible notes for PIPE financing. The Company may also take on additional debt. 20MM of the shares being issued as merger consideration to Aspiration's existing shareholders shall be held in escrow subject to potential reallocations in favor of certain PIPE investors who sign an extended anti-hedging anti-shorting agreement and are still holding their shares 60 days following effectiveness of a resale registration statement and only to the extent that the 10-day VWAP of the shares on such date is less than $10.00. Any such reallocations will cause no change to the company's pro forma share count.
4. Assumes no redemptions by InterPrivate's existing public shareholders.

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Aspiration

Aspiration leadership Today’s Presenters Management Andrei Cherny CEO, Co - Founder and Board Member Joe Sanberg Co - Founder and Board Member Rojeh Avanesian CFO Deepak Kumar Chief Administrative Officer Cecilia Saez Chief People Officer Tate Mill Chief Business Development Officer Eric Anderson CTO Ivan Wicksteed CMO Alexandra Horigan VP, Strategic Initiatives Ibrahim AlHusseini Board Member Ben Jealous Board Member 9 Board Nate Redmond Board Member Helen Melluish Board Member

Aspiration is in the Business of Sustainability – Our Mission is to Empower People and Businesses to Do Well and to Do Good 1

C onsumers are taking action to address climate crisis and demanding businesses to do the same 2 1. Yale Program on Climate Change Communication, George Mason University Center for Climate Change Communication, December 2020. 2. Capgemini Research Institute, How sustainability is fundamentally changing consumer preferences, July 2020. 3. Data - Driven EnviroLab and the NewClimate Institute, September 2020. 4. Pew, Global Attitudes Survey, Spring 2020. Of consumers have already changed purchase preferences based on social, economic or environmental impact (2) Increase in the number of businesses that have set net - zero goals since the end of 2019, from 500 to 1,541 (3) Of Americans consider climate change to be a “ major threat to our country” (4) Americans Alarmed About Climate Change (1) 26% 11% 2020 2015 +136% 62% 3x 42%

7 in 10 Americans wish they could do more to combat climate change – most say they don’t know where to start (1) Consumers appear to have only two choices: Large, lifestyle altering actions Small, non - impactful actions 3 1. Harris Poll for American Psychologist Association, Feb 2020.

The Aspiration Platform integrates impact into daily life Sustainability - as - a - service makes ESG action easy, automated, engaging and powerful Fossil Fuel - Free Deposits Sustainable Purchasing Tree Planting Sustainable Investments Carbon Offsets Economic Development Charitable Giving Aspiration Impact Measurement Consumers Corporates 4

Expansive and growing addressable market

The rush to sustainability could be the fastest, largest economic shift in human history


~$680Bn
2030E (1)
$250Bn
Today

~3x
Market
Expansion

Aspiration Has Substantial and Growing TAM

1. Federal Reserve 2019 Payments Study, Journal of Consumer Psychology Rounding Study, Taskforce on Voluntary Carbon Market, Ecosystems Marketplace, Third-party consulting data, Expert Interviews, Consumer Survey (N=470), Corporate Survey (N=240).

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For our members, Aspiration isn’t a company – It’s a movement The Aspiration brand inspires our members to take action Ivy Everitt @ivyeveritt Getting a notification that says “Your purchase just planted a tree.” every time I use my debit card makes my heart so happy. Jillian Kuhlmann @jtoheollt Just upgraded to Aspiration Plus after nearly a year with most conscientious bank – and I am stoked for these carbon offsets. If you’re interested in a greener bank that rewards intentional spending, I encourage you to check them out! 2

Creating the category of sustainability-as-a-service

Pioneered Sustainable Consumer Financial Products


Aspiration
debit

- Financial services for conscious consumers
- Deposit accounts, credit, debit cards and investment products

Launched Automated Sustainability Tools for Consumers


Plant Your Change

- Carbon neutral driving
- Sustainability scores
- Integrated tree planting

Built the Most Significant Brand and Community of Conscious Consumers


PLANET PROTECTOR ON BOARD

- ~5 million members and growing
- ~160% member growth over the last year[1]

Meeting Corporate Demand for Carbon Offset Solutions

intuit

Neu Community

CURIO

CohnReznick

- Tools and technology
- ESG essentials crucial for business growth

1. June 2020 vs. June 2021.

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Aspiration

Substantial value embedded in reforestation program Price on over 5 billion trees locked in for 20 years In 2021 alone, Aspiration is planting at nine global sites on 40,000 acres – nearly the size of three Manhattans • Indigenous terrestrial species planted to preserve ecosystem • Aspiration has inspection rights to ensure compliance Planting Locations South Carolina Honduras Brazil Madagascar Kenya Mozambique 4 Source: Vendor agreements, planting reports. Aspiration has built the ability to fight climate change at scale

Our Mission - Driven Consumer Fintech Offering

Mission aligned consumer fintech products & services Aspiration’s app allows consumers to integrate sustainability into everyday life Plant a Tree with Every Purchase Upgrade to Aspiration Plus for Carbon - neutral Driving Best in Class Sustainable Investing Aspiration Zero Credit Card 5 Minutes to Set Up for Switching to Fossil Fuel Free and Fair Banking AIM – Fitbit for Sustainability People and Planet Scores for Majority of Spending Shop at Conscience Coalition 2 1 2 3 4 5 6 8 7

Five minutes to switch to fossil fuel - free and fair banking services Deposits swept to FDIC - insured community banks and never used to fund oil drilling and exploration Pay what is fair fee structure Recycled debit card No overdraft fees, no service fees Get paid up to two days early 55,000+ free ATMs worldwide Deposit checks directly within the app Bill pay Unlimited / immediate transfers between spend and save accounts Plus: 3

Aspiration Impact Measurement (AIM) – A Fitbit for sustainability that guides people and planet friendly spending See the Impact Your Spending Makes Personal Sustainability Score Generated by Impact Measurement Algorithm Support the Businesses that a re Doing What’s Right 4 A to Z Online Furrow Floral Company People Score Planet Score People Score Planet Score

Drive in neutral: Automatically offsets for all your driving Aspiration Plus premium subscription account comes with Planet Protection – automatically making every mile you drive carbon neutral 5

Turn every transaction into positive climate action Plant Your Change - Support sustainability without changing consumer spending behavior Coffee Shop $4.50 $0.50 +$0.50 Round Up Transfer Tree planted with spare change from every swipe 6

One purchase a day eliminates the average American’s carbon footprint (1) The world’s first credit card that automatically reduces your carbon footprint with every purchase… …and rewards you for getting to a zero carbon footprint 1. Footprint reduction or elimination and carbon neutrality are based on the estimated carbon capture of grown trees and estimat ed average carbon footprint of a US resident: 1) an estimated average annual CO 2 capture of 48 lbs./tree by a grown tree (European Environmental Agency), and 2) estimated average carbon footprint of 14.95 m et ric tons per person per month in the US (World Economic Forum). 7

Economically - diverse / psychographically - unified customer base drives multiple revenue streams 8 Average annualized revenue per debit spender Note: Average Revenue per Debit Spender and cross - adoption and blended 2021 figures based on May 2021 active debit card spenders. 1. Revenue based on income from interchange, net interest margin, and monthly subscription. 2. Based on December 2023 projections. $ 120 $ 242 $ 540 $ 184 $ 178 Plus Consumer ESG Services Debit Card Spender Plus Aspiration+ Blended Debit Card Spenders 2021 Plus Credit Card Credit Card – 10% cross - adoption (projected) Consumer ESG Services – 34% cross - adoption Aspiration Plus – 15 % cross - adoption Debit Card Spender (1) $312 Blended Debit Card Spenders 2023 (2)

59% 94% 97% 63 62 62 Conscious consumers love Aspiration: Deep, durable, differentiated relationships Year 1 Year 1 Year 2 % of Customers Adopting a Second Service (1) Customer Retention Rate Over 1 and 2 Years, (%) (2) Current Net Promoter Score (3) % of Clients Who Choose to Pay a Monthly Subscription Fee (4) 9 1. Percentage of Q1 2020 new funded depository accounts that signed up for at least one additional revenue generating product or se rvice within their first 12 months. 2. Percentage of 12 month retention of Q1 2019 new funded depository accounts in their first and second years . 3. Reflects average 2020 NPS score for active customers with greater than $100 checking balance for Aspiration. Apple and Amazon sc ores refer to the average 2019 score numbers. 4. Percentage of new funded depository accounts in April 2021 electing to pay a voluntary Pay What Is Fair (PWIF) monthly service fee. 74%

Opportunity to grow at accretive LTV / CAC rates

Customer satisfaction creates:

High Retention + Product Expansions + Optimized Marketing

Resulting in:

★

Attractive and expanding LTV/CAC

Spend & Save Customer Cohort LTV / CAC



8.1x
8.1x
9.1x
12.2x
Q3 2019 Blended
Q4 2019 Blended
Q4 2020 Blended
Q1 2021 Blended

	Q3 2019 Blended	Q4 2019 Blended	Q4 2020 Blended	Q1 2021 Blended
Total Marketing Spend ($m)	$4.4	$1.0	$6.5	$14.0

LTV does not include cross-adoption of products independent of the depository account such as credit card, investments, insurance, etc.

Note: Reflects Spend & Save Customer Cohort LTV. LTV calculation assumes gross margins of 71%, 5.6% annual churn in the first year, 2.6% churn from the second year onwards with the lifetime capped at 25 years for each cohort. Assumes ARPA grows at a CAGR OF 10% for the first five years followed by a normalized 3% annual growth. For Q4 2020 and Q1 2021 cohorts, assumes that ARPA is fully ramped up. Assumes long term gross margin of 71%.

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Aspiration

Automated carbon neutral shipping on purchases Personalized ESG investing Insurance products encouraging and rewarding sustainability “Green” home mortgage What’s next… Electric vehicle financing and incentives 1 2 3 4 5 11 Note: Illustrative examples of possible products Aspiration will be launching in the future.

Business and Financial

Diversified, multi - line revenue model 2021E Revenue Breakdown 11% 11% 5% 4% 13% 69% 31% 56% Corporate ESG Impact Services Subscription Interchange Interest Income Product Partnerships Consumer ESG Impact Services $ 98MM Attractive business model characteristics Multiple, diversified revenue sources Multi - product adoption to drive revenue growth Large and growing captive base of Aspiration members Ability to leverage technology and brand to build Corporate ESG Services 2 Consumer Financial Services ESG Impact Services

Embedded operating leverage drives performance Revenue Run - Rate (2) Adj. EBITDAM Run - Rate (2,3) Cumulative CO 2 Impact (4) Rapid Growth ($MM) Meaningful Impact (Bn of Ibs) Adj. EBITDAM Profitability ($MM) $ 160 $ 360 $ 673 $ 42 $ 158 $ 327 13.2 37.2 94.1 2021E – 2023E CAGR: 105% 2021E – 2023E CAGR: 179% 2021E – 2023E CAGR: 167% More than taking every car in New York State off the road Dec. 2021E Dec. 2022E Dec. 2023E Dec. 2021E Dec. 2022E Dec. 2023E 2021E 2022E 2023E Use of proceeds expected to build out product offering and drive ~130% CAGR in funded accounts during the projection period (1) Note: $ in millions. Cumulative CO 2 impact in billions of lbs. 1. Includes Funded Depository, Investment and Credit Card Accounts. 2. The annual run rates for revenue and adjusted EBITDAM for a given period represents forecasted revenue and adjusted EBITDAM, res pectively, for the month of December of such period multiplied by 12. 3. Excludes one - time merger related and public company expenses. 4. Combined impact of reduced deposits available to fossil fuel lending, carbon offsets purchased through Planet Protection, and tr ees planted through Plant Your Change. 3

Building blocks to achieve $500MM+ revenue in 2023 June 2021 Annualized Revenue Existing Customers Corporate ESG Impact Services Consumer ESG Impact Services Subscription Interchange Interest Income Product Partnership & Other 2023E Revenue $100 $26 $109 $ 61 $ 95 $ 91 $3 $ 24 $ 508 Total Active New Customers: $ 383MM Total ESG Impact Services New Customers: $ 170MM 4 Note: Numbers do not sum due to rounding.

Financial projections June 2021E run - rate revenue is greater than 100% of forecasted 2021E revenues Financial Overview $ in Millions 2020A June 2021E Run - Rate (2) 2021E 2022E 2023E ‘20A – ‘ 23E CAGR Revenue $14.7 $100.2 $ 97.9 $ 253.6 $ 508.0 226% Annual Run Rate (as of 12/31) $ 25.4 $ 159.7 $360.0 $ 672.8 197% Gross Profit $5.7 $82.1 $ 77.2 $ 192.8 $ 373.0 302% Adjusted EBITDAM (1) ($ 41.4) $20.5 $0.5 $ 98.3 $ 233.1 – Marketing Expense $ 22.1 $140.9 $ 149.1 $ 276.9 $ 332.2 147% Key Metrics Revenue Growth 56% 581% 565% 159% 100% – Adjusted EBITDAM Margin 20% 1% 39% 46% – Incremental Adj. EBITDAM Margin (3) 50% 63% 53% – Consumer Funded Accounts (4) 360,835 592,148 1 2 3 1 Adj. EBITDAM positive in 2021 2 100 % YoY growth with a 226% 3 year CAGR 3 45% Adj. EBITDAM Margin expansion in two years 5 Note: For a reconciliation of non - GAAP measures used in this presentation, see the Appendix. 1. Excludes one - time merger related and public company expenses . Excludes one - time non - cash Stock Based Compensation in 2021. 2. Run rate figures annualized based on June 2021 results. 3. Calculated as the difference in adjusted EBITDAM between two periods divided by the difference in revenue between the two periods . 4. Includes Funded Depository, Investment and Credit Card Accounts.

Budget (Revenue) YTD revenue performance vs. budget $3.1 Aspiration continues to see significant outperformance Note: $ in millions . 1. Based on preliminary results, subject to change. 6 Jan ‘21 Feb ‘21 Mar ‘21 Apr ’21 $3.1 $3.7 $4.0 $ 4.0 $5.3 $4.4 $6.0 (1%) 9% 33% 37% Actuals (Revenue) Budget (Revenue) Actuals (Revenue) Budget (Revenue) Actuals (Revenue) Budget (Revenue) Actuals (Revenue) May ’21 $7.0 $8.1 16% Prior Forecast (Revenue) Actuals (Revenue) June ’21E (1) $6.7 $8.3 24 % Prior Forecast (Revenue) Actuals (Revenue)

We are just getting started… Aspiration has multiple areas of potential growth in 2021 and 2022 that are not included in our projections Expanded Consumer Offerings Expanded Corporate Offerings Partnerships Global Expansion Sustainability - Powered Business Banking Products Insurance, Investment, Lending Including Strategic M&A Meeting Rising International Sustainability Demands Increasing Access to Impact Tools Building on Ongoing Work to Partner with Industry Leaders 7

Transaction Summary

Transaction details

Sources	
$ in Millions	
InterPrivate Shares Issued to Seller[1]	$1,750
InterPrivate Trust	$259
PIPE Financing[2]	$200
Expected Cash Balance as of 9/30/2021	$6
Total Sources	$2,215

Uses	
$ in Millions	
InterPrivate Shares Issued to Seller	$1,750
Cash to Pro Forma Balance Sheet[3][6]	$412
Existing Debt Pay Down[4]	$3
Fees & Other Transaction Expenses	$49
Total Uses	$2,215

- All Aspiration equity holders will receive stock in public company
- Proceeds from transaction will be used to capitalize balance sheet for $412MM[6]
- Aspiration will use proceeds primarily to fund marketing and growth initiatives
- Completion of the transaction is expected to occur during the second half of 2021

Pro Forma Valuation	
$ in Millions, except share price data	
Share Price	$10.0
Pro Forma Shares Outstanding	228.2
Equity Value[5]	$2,282
Plus: Pro Forma Debt	$74
Less: Pro Forma Cash[3][6]	($412)
Enterprise Value	$1,943


3%
11%
9%
77%
Aspiration Rollover Shares
PIPE Investors
Public Shares
SPAC Sponsor Shares

1. Aspiration equity valuation may be increased between signing and closing dollar for dollar with any new capital raises of Aspiration.
2. The Company may raise additional PIPE financing or substitute mandatorily convertible notes for PIPE financing. The Company may also take on additional debt. 20MM of the shares being issued as merger consideration to Aspiration's existing shareholders shall be held in escrow subject to potential reallocations in favor of certain PIPE investors who sign an extended anti-hedging anti-shorting agreement and are still holding their shares 60 days following effectiveness of a resale registration statement and only to the extent that the 10-day VWAP of the shares on such date is less than $10.00. Any such reallocations will cause no change to the company's pro forma share count.
3. Includes term loan repayment of $3.3MM and projected cash balance of $5.8MM as of September 30, 2021.
4. Includes $3.3MM term loan repayment.
5. Not inclusive of earnout (20MM shares that vest if the company's stock reaches $12.50 share price over the first 18 months from the DeSPAC, 20MM shares that vest if the company's stock reaches $15 share price over the first 36 months from the DeSPAC, 20MM shares that vest if the company's stock reaches $17.50 share price over the first 36 months from the DeSPAC, 20MM shares that vest if the company's stock reaches $20 share price over the first 48 months from the DeSPAC, 20MM shares that vest if the company's stock reaches $25 share price over the first 60 months from the DeSPAC.). Each earnout target requires the stock price to reach the target price for 20 out of any 30 consecutive days over the period.
6. Assumes no redemptions by InterPrivate's existing public shareholders.

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Aspiration

Wall Street Goes Green – ESG-oriented investment products experience increased demand and valuation premiums

Green Finance Goes Mainstream, Lining Up Trillions Behind Global Energy Transition

After years of intermittent excitement and fizzled expectations, environmental-oriented investing is no longer just a niche interest

THE WALL STREET JOURNAL.

Board fight at Exxon intensifies spotlight on climate change abc NEWS

Bloomberg New Economy: Wall Street, Washington Go Green Together

By Andrew Browne
January 30, 2021 6:45 AM

Bloomberg

Companies Delivering Sustainable and ESG-focused Products Enjoy a Valuation Premium

Evidenced by the trading performance of Oatly, Beyond Meat and Tesla



AV / '22E Revenue
AV / '22E Revenue
AV / '22E Revenue
6.9x
8.0x
6.9x
10.3x
5.7x
9.4x
Peers (1)
OATLY! (2)
Peers (1)
BEYOND MEAT
Peers (3)
TESLA

Source: Wall Street Journal, abcNews, Bloomberg, Company financials. Market data as of July 21, 2021.
1. Peers defined as high-growth consumer companies including Nongfu Spring, Monster Beverage, Boston Beer, Vitasoy, Fevertree, Peloton, Freshpet and Vital Farms. Mean multiples reflected.
2. Oatly aggregate value shown pro forma recent IPO.
3. Peers defined as industrial technology peers including Apple, Alphabet and Lyft. Mean multiple reflected.

43

Aspiration

Aspiration vs. Peers Firm Value / 2022E Revenue 2022E Revenue Growth High Growth Consumer FinTech Payments & Commerce Platforms Consumer Tech 7 .7x 43.3x 17.3x 14.2x 10.4x 9.8x 8.3x 23.0x 12.2x 159% 50% 60% 56% 32% 23% 79% 53% 28% 37% 25.1x Firm Value / 2023E Revenue 2023E Revenue Growth 3.8x 31.7x 12.5x 11.0x 8.0x 5.9x 5.9x 18.1x 9.9x 100% 36% 47% 38% 29% 30% 40% 64% 27% 36% 17.0x 4 Source: Company filings. Market data as of July 21 , 2021. Notes: SPAC Mergers include warrants if they were considered “in the money” on July 16, 2021. Affirm 2022E and 2023E Revenue based on FY and equal to revenue minus transaction expense.

Aspiration vs. Peers 2022E Revenue Growth Adjusted Multiple 2022E Revenue Growth High Growth Consumer FinTech Payments & Commerce Platforms Consumer Tech 0.05x 0.9x 0.4x 0.4x 0.3x 0.2x 0.1x 1.0x 0.4x 0.5x 2023E Revenue Growth Adjusted Multiple 2023E Revenue Growth 0.04x 0.9x 0.4x 0.3x 0.3x 0.1x 0.1x 0.8x 0.3x 0.4x 5 Source: Company filings. Market data as of July 21, 2021. Notes: SPAC Mergers include warrants if they were considered “in the money” on July 16, 2021. Affirm 2022E and 2023E Revenue based on FY and equal to revenue minus transaction expense. 159% 50% 56% 32% 60% 23% 53% 79% 28% 37% 100% 36% 29% 47% 38% 30% 40% 64% 27% 36%

The Aspiration investment opportunity Competitive advantage stemming from economies of scale in visionary reforestation program that allows Aspiration to cost - efficiently plant 5 billion trees at fair prices for customers and at attractive profit margins for the company Mission aligned consumer fintech products and services that measure, limit and mitigate climate change, allowing people to pay what they think is fair and continually reflect their values Robust growth and financial performance exceeding plan with 700%+ YoY revenue growth (June 2020 vs. June 2021 ), reaching $100MM in ARR and a djusted EBITDAM profitability this quarter Corporate solutions to estimate and reduce carbon footprint, and development of sustainable products and services that allow clients to leverage Aspiration’s domain expertise, technology, operational leverage and brand validation Pioneers of Sustainability - as - a - Service platform, integrating automated impact into daily life – Aspiration is creating this category, building the operating system for the good economy Strong brand and community synonymous with sustainability – 5 million passionate, purpose - driven members are an asset unto themselves as nearly every business sector seeks to align with conscious consumption and conservation 6

Q&A

Appendix

Non - GAAP Reconciliations – Adjusted EBITDA and Adjusted EBITDAM 9 $ in Millions 2020A Net Income ($ 66.0) Adjustments: Depreciation & Amortization 2.8 Tax 0.0 Interest Expense 0.9 Other (Income) (1.2) Adjusted EBITDA ($63.5) Marketing Expense 22.1 Adjusted EBITDAM ($ 41.4)

Income Statement

	2020A	2021E	2022E	2023E	2024E
Income Statement					
($ in 000's, except ARPA values)					
Consumer Revenue	$ 14,077	$ 42,888	$ 150,127	$ 353,685	$ 724,560
Corporate Revenue	638	54,968	103,500	154,350	216,750
Revenue	**$ 14,714**	**$ 97,856**	**$ 253,627**	**$ 508,035**	**$ 941,310**
% Growth (sequential)	56%	565%	159%	100%	85%
Cost of Revenue	$ 8,985	$ 20,606	$ 60,792	$ 134,994	$ 254,269
Gross Profit	**$ 5,730**	**$ 77,250**	**$ 192,836**	**$ 373,041**	**$ 687,041**
% margin	*39%*	*79%*	*76%*	*73%*	*73%*
G&A	$ 47,112	$ 76,714	$ 94,563	$ 139,967	$ 210,738
EBITDAM	**$ (41,382)**	**$ 536**	**$ 98,272**	**$ 233,074**	**$ 476,304**
Marketing	$ 22,108	$ 149,124	$ 276,870	$ 332,225	$ 366,322
EBITDA	**$ (63,490)**	**$ (148,587)**	**$ (178,598)**	**$ (99,151)**	**$ 109,982**
Accounts					
Average Consumer Funded Accounts[1]	299,084	679,146	2,047,899	4,460,923	8,170,702
Average Corporate Accounts[2]	2	38	87	129	171
End of Period Consumer Funded Accounts[1]	360,835	1,122,223	3,023,172	5,800,205	10,261,271
End of Period Corporate Accounts	2	69	107	153	190
Consumer ARPA (Based on Average Accounts)	$ 47.07	$ 63.15	$ 73.31	$ 79.29	$ 88.68
Corporate ARPA (Based on Average Accounts)	$ 318,750	$ 1,449,697	$ 1,186,246	$ 1,196,512	$ 1,271,261

Note: Financial results are unaudited, and subject to further review and adjustments. Adjusted EBITDA and Adjusted EBITDAM are non-GAAP metrics. Pro forma for contemplated transaction. Assumes de-SPAC transaction closes in 2021. Excludes one-time non-cash Stock Based Compensation in 2021.
1. Includes Funded Depository, Investment and Credit Card Accounts.
2. 2020 as of 12/31/2020.

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Aspiration

Balance Sheet

Balance Sheet

($ in 000's)

	2020A	2021E	2022E	2023E	2024E
Assets					
Cash	$ 23,639	$ 368,244	$ 180,895	$ 40,493	$ 103,289
Receivables	2,644	17,739	40,005	74,759	132,995
Prepaid Assets and Other Current Assets	3,108	3,793	3,793	3,793	3,793
Total Current Assets	**$ 29,392**	**$ 389,776**	**$ 224,694**	**$ 119,045**	**$ 240,077**
Fixed Assets, Net	2,190	1,965	1,734	1,526	1,341
Other Assets	7,030	10,268	10,268	10,268	10,268
Total Assets	**$ 38,612**	**$ 402,009**	**$ 236,695**	**$ 130,840**	**$ 251,686**
Liabilities & Equity					
Accounts Payable	$ 8,265	$ 35,433	$ 53,988	$ 62,128	$ 77,631
Accrued Expenses	6,324	12,518	12,518	12,518	12,518
Lease Liability	2,001	1,982	1,982	1,982	1,982
Term Loans	30,170	73,266	73,670	64,073	64,478
Total Liabilities	**$ 46,759**	**$ 123,198**	**$ 142,157**	**$ 140,701**	**$ 156,609**
Additional Paid in Capital	$ 226,892	$ 666,745	$ 666,745	$ 666,745	$ 666,745
Treasury Stock	(261)	(261)	(261)	(261)	(261)
Retained Earnings	(234,779)	(387,673)	(571,946)	(676,346)	(571,408)
Total Shareholders Equity	**$ (8,147)**	**$ 278,811**	**$ 94,538**	**$ (9,862)**	**$ 95,077**
Total Liabilities & Equity	**$ 38,612**	**$ 402,009**	**$ 236,695**	**$ 130,840**	**$ 251,686**

Note: Financial results are unaudited, and subject to further review and adjustments. Adjusted EBITDA and adjusted EBITDAM are non-GAAP metrics. Pro forma for contemplated transaction. Assumes de-SPAC transaction closes in 2021.

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Aspiration

Cash Flow Statement 12 Note: Financial results are unaudited, and subject to further review and adjustments. Adjusted EBITDA and adjusted EBITDAM are non - GAAP metrics . Pro forma for contemplated transaction. Assumes de - SPAC transaction closes in 2021 . 2020A 2021E 2022E 2023E 2024E Cash Flow Statement ($ in 000's) Cash, Beginning of period 4,783$ 23,639$ 368,244$ 180,895$ 40,493$ Net cash provided by (used in) operating activities (34,471) (132,541) (187,349) (130,402) 62,795 Net cash provided by (used in) investing activities (3,855) (1,796) - - - Net cash provided by (used in) financing activities 57,183 478,941 - (10,000) - Net increase (decrease) in cash 18,856$ 344,605$ (187,349)$ (140,402)$ 62,795$ Cash, End of Period 23,639$ 368,244$ 180,895$ 40,493$ 103,289$

Risk Factors Certain factors may have a material adverse effect on our business, financial condition, and results of operations. The risks an d uncertainties described below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or tha t we currently believe are not material, may also become important factors that adversely affect our business. If any of the following risks actually occurs, our business, financial condition, results of operations, an d future prospects could be adversely affected. In that event, you could lose part or all of your investment. All references in this section to “we,” “our” or “us” refer both to the business of Aspiration and its subsidiaries prior to the consummation of the business combination and to the business of the post - business combination public company and its subsidi aries. The list below has been prepared solely for purposes of the private placement transaction, and solely for potential private p lac ement investors, and not for any other purpose. Accordingly, the list below is qualified in its entirety by disclosures conta ine d in future documents filed or furnished by Aspiration and InterPrivate III Financial Partners Inc. (“InterPrivate”), or otherwise with respect to Aspiration and InterPrivate, with the United States Securities and Exchange Co mmi ssion, including the documents filed or furnished in connection with the proposed transactions between Aspiration and InterPr iva te. The risks presented in such filings may differ significantly from and be more extensive than those presented below . Risks Relating to Our Business and Industry • We have a history of losses, and we may not achieve or maintain profitability in the future. • We have experienced rapid growth since inception which may not be indicative of our future growth and, if we continue to grow ra pid ly, we may not be able to manage our growth effectively. • Our limited operating history makes it difficult to evaluate our current business and future prospects. • Our projections are subject to significant risks, assumptions, estimates and uncertainties. As a result, our projected revenues, mar ket share, expenses and profitability may differ materially from our expectations. • There is no assurance that our revenue and business model will be successful. • Our expectations regarding development of the sustainability industry may not materialize to the extent we expect, or at all. • Our business depends on a strong and trusted brand, and any failure to maintain, protect, and enhance our brand would hurt our bu sin ess. • Our business model and growth strategy depend on our marketing efforts and ability to attract customers in a cost - effective manner. • Our company culture has contributed to our success and if we cannot maintain this culture as we grow, our business could be harme d. • Our decision to expand existing product and service offerings into new markets or to launch new product or service offerings may con sume significant financial and other resources and may not achieve the desired results. • We operate in a highly competitive business environment which could materially adversely affect our business, financial conditio n, results of operations and liquidity. • Our business is characterized by rapid technological change, and if we do not adapt to technological changes and respond appropri ate ly to changes in consumer demand, our competitive position may be harmed. • If one or more of our counterparty financial institutions default on their financial or performance obligations to us or fail, w e m ay incur significant losses. • Our growth depends in part on the success of our strategic relationships with third parties. • Acquisitions , strategic investments, and other strategic transactions could result in operating difficulties and could harm our business. • A deterioration of general macroeconomic conditions could materially and adversely affect our business and financial results. • We may be adversely affected by the occurrence of extraordinary events, such as terrorist attacks, disease epidemics or pandemic s, severe weather events and natural disasters • As a public benefit corporation, our focus on a specific public benefit purpose and producing a positive effect for society m ay negatively impact our financial performance Risks Relating to Government Regulation and Litigation • Our business is subject to extensive governmental legislation and regulation, which could adversely affect our business, increase ou r operational and administrative expenses and limit our revenues. • Our subsidiary, Aspiration Financial, LLC, is a broker - dealer registered with the SEC and a member of FINRA, and therefore is subjec t to extensive regulation and scrutiny. • Our subsidiary, Aspiration Financial, LLC, is subject to net capital and other regulatory capital requirements; failure to comply wi th these rules could harm our business. • The processing, storage, use and disclosure of personal data could give rise to liabilities as a result of governmental regulatio n, conflicting legal requirements or differing applications of privacy regulations. • Unfavorable outcomes in legal proceedings in which we may be involved may adversely affect our business and operating results. 13

Risk Factors (Cont’d) Risks Relating to Information Technology, Cybersecurity and Intellectual Property • Cyber security risks, data loss or other breaches of our network security could materially harm our business and results of o per ations, and the processing, storage, use and disclosure of personal or sensitive information could give rise to liabilities a nd additional costs as a result of governmental regulation, litigation and conflicting legal requirements relating to personal privacy rights. • If we experience a significant data security breach or fail to detect and appropriately respond to a significant data securit y b reach, our results of operations and reputation could suffer. • Failure to deal effectively with fraud, fictitious transactions, bad transactions, and negative customer experiences would in cre ase our loss rate and could negatively impact our business and severely diminish consumer confidence in and use of our produc ts and services. • We may fail to adequately protect our intellectual property rights or may be accused of infringing upon intellectual property ri ghts of third parties. • Intellectual property and proprietary rights of others could prevent us from using necessary technology to provide our servic es or subject us to expensive intellectual property litigation. Risks Relating to Our Financial Reporting • Our management has limited experience in operating a public company, and we may incur significant costs and obligations as a res ult of being a public company. • We rely on assumptions, estimates, and business data to calculate our key performance indicators and other business metrics, and real or perceived inaccuracies in these metrics may harm our reputation and negatively affect our business. • Our results of operations and financial condition are subject to management’s accounting judgments and estimates, as well as cha nges in accounting policies. • Our management will be required to evaluate the effectiveness of our internal control over financial reporting. If we are una ble to maintain effective internal control over financial reporting, investors may lose confidence in the accuracy of our financi al reports . • We have identified a material weakness in our internal control over financial reporting, which, if not corrected, could affec t t he reliability of our financial statements and have other averse consequences. Risks Relating to Ownership of Our Securities • The dual class structure of our common stock has the effect of concentrating voting control within our founders, Andrei Chern y a nd Joe Sanberg; this will limit or preclude your ability to influence corporate matters. • The price of our securities may be volatile. • We do not intend to pay cash dividends for the foreseeable future. • Future resales of common stock may cause the market price of our securities to drop significantly, even if our business is do ing well. • If analysts do not publish research about our business or if they publish inaccurate or unfavorable research, our stock price an d trading volume could decline. • Anti - takeover provisions contained in our amended and restated certificate of incorporation, our amended and restated bylaws, an d provisions of Delaware law could impair a takeover attempt and limit the price investors might be willing to pay in the fut ure for our common stock. 14